EXHIBIT 10.1L

EXHIBIT L: STIPULATION OF PARTIAL DISMISSAL

[CAPTION OF MDL MEMBER CASE OR OTHER LITIGATION]

STIPULATION OF DISMISSAL OF RELEASED CLAIMS WITH PREJUDICE PURSUANT TO FEDERAL RULE OF CIVIL PROCEDURE 41(a)(1)(A)(ii)

Pursuant to Rule 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff in the above-captioned action and Defendants The Chemours Company, The Chemours Company FC, LLC, DuPont de Nemours, Inc., Corteva, Inc., and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc. (collectively, the “DuPont Defendants”) hereby stipulate and agree to a dismissal with prejudice of Plaintiff’s claims against the DuPont Defendants that are “Released Claims” as defined in the Class Action Settlement Agreement between Class Representatives and the DuPont Defendants dated June 30, 2023, filed in In re Aqueous Film-Forming Foams Products Liability Litigation, MDL No. 2:18-mn-2873 (D.S.C) (the “Agreement”).

The parties further stipulate and agree that any claims asserted by Plaintiff against the DuPont Defendants that are preserved under § 12.1.2(a) or 12.1.3(y) of the Agreement are not dismissed. The DuPont Defendants shall retain all defenses with respect to any such claim, including the right to argue that the claim is not preserved and is released. Plaintiff reserves its rights against all other Defendants in the above-captioned action.

Exhibit L Page 1

EXHIBIT 10.1L

Dated:

Respectfully submitted,

/s/	/s/

[Plaintiff Counsel Signature Block] Counsel for Plaintiff

[DuPont Counsel Signature Block]

Counsel for Defendants The Chemours Company, The Chemours Company FC, LLC, DuPont de Nemours, Inc., Corteva, Inc., and E.I. DuPont de Nemours and Company n/k/a EIDP, Inc.

Exhibit L Page 2